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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of report: April 12, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    001-16587                 58-1597246
      (State or Other              (Commission File          (I.R.S. Employer
 Jurisdiction of Incorporation)         Number)           Identification Number)


                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01 Other Events

          On April 5, 2005, Orion HealthCorp, Inc. received a letter from the American Stock Exchange stating that it had reviewed Orion's plan of compliance, which was submitted on March 10, 2005, in response to an earlier letter received from the Exchange notifying Orion of its failure to comply with listing standards in connection with two issuances of common stock in 2003 and 2004 without advanced shareholder approval. The April 5th letter stated that the American Stock Exchange has granted the Company an extension of time to regain compliance with the continued listing standards. The Company will be subject to periodic review by Exchange staff during the extension period, which ends May 31, 2005. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the American Stock Exchange. Pursuant to its compliance plan, the Company intends to submit the prior stock issuances for stockholder approval at the 2005 Annual Meeting of Stockholders.

          Attached is a copy of a press release issued on April 12, 2005, by Orion regarding the Exchange action. Also attached is a copy of the Exchange's April 5, 2005, letter to the Company.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit   Description

8.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Keith LeBlanc, Orion HealthCorp, Inc. (April 5, 2005)

99.1      Copy of press release issued by the Company on April 12, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ORION HEALTHCORP, INC.


                                                 By: /s/ Stephen H. Murdock
                                                     ----------------------
                                                         Stephen H. Murdock
                                                         Chief Financial Officer


Date: April 12, 2005

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

8.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Stephen H. Murdock, Orion HealthCorp, Inc. (March 16, 2005)

99.1      Copy of press release issued by the Company on April 12, 2005.